SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                           May 8, 2003 (May 7, 2003)

                             ARIS INDUSTRIES, INC.

            (Exact name of registrant as specified in its charter)

    NEW YORK                   1-4814                           22-1715274
_________________     _________________________             _________________
(State or other        (Commission File Number)            (I.R.S. Employer
 jurisdiction                                               Identification No.)
incorporation)


      463 Seventh Avenue
      New York, NY                                            10018
________________________________________                  _____________________
(Address of principal executive offices)                   (Zip Code)

                                (646) 473-4200
              ___________________________________________________
             (Registrant's telephone number, including area code)

                                      N/A
              ___________________________________________________
         (Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure.

         On May 7, 2003, Aris Industries, Inc.(the "Company") announced that the Company entered into a trademark purchase agreement pursuant to which Global Brand Holdings, LLC ("Global") has agreed to purchase the trade name and service mark XOXO and the trademarks XOXO, XOXO IN AMERICA AND ABROAD, LOLA and FRAGILE along with certain related assets and accompanying goodwill for $43 million (the "Transaction") in cash payable upon the closing of the Transaction. A copy of the trademark purchase agreement is attached hereto as
Exhibit 2.1 and is incorporated herein by reference. In connection with the Transaction, Mr. Arnold H. Simon, Chairman and Chief Executive of the Company, The Simon Group, LLC and Global entered into a voting agreement which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also, in connection with the Transaction, the Company, XOXO Clothing Company, Inc. and Global entered into a cash escrow agreement which is attached hereto as
Exhibit 99.2 and is incorporated herein by reference. A copy of the press release announcing the execution of the trademark purchase agreement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         2.1 Trademark Purchase Agreement, between Aris Industries, Inc., Europe Craft Imports, Inc., XOXO Clothing Company, Inc, Marcade Group Realty Corporation, 8-3 Retailing Inc., Global Brand Holdings, LLC, Stanley Cayre and Eli Hamway, dated as of May
                7, 2003. The Company will furnish supplementally a copy of all omitted schedules or exhibits to Exhibit 2.1 upon the request of the Securities and Exchange Commission.

         99.1 Voting Agreement, by and among Global Brand Holdings, LLC, The Simon Group, LLC and Arnold H. Simon, dated as of May 7, 2003.


         99.2 Cash Escrow Agreement, by and among Global Brand Holdings, LLC, Aris Industries, Inc., XOXO Clothing Company, Inc., and Skadden, Arps, Slate, Meagher & Flom LLP, as Escrow Agent, dated as of May 7, 2003.

         99.3   Press release dated May 7, 2003.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            ARIS INDUSTRIES, INC
                               (Registrant)


                            By: /s/ Paul Spector
                                --------------------------
                                Name:  Paul Spector
                                Title: Chief Financial Officer



Dated:  May 8, 2003

                               INDEX TO EXHIBITS

Exhibit No.       Exhibit Name

     2.1 Trademark Purchase Agreement, between Aris Industries, Inc., Europe Craft Imports, Inc., XOXO Clothing Company, Inc, Marcade Group Realty Corporation, 8-3 Retailing Inc., Global Brand Holdings, LLC, Stanley Cayre and Eli Hamway, dated as of May 7, 2003. The Company will furnish supplementally a copy of all omitted schedules or exhibits to Exhibit 2.1 upon the request of the Securities and Exchange Commission.

     99.1 Voting Agreement, by and among Global Brand Holdings, LLC, The Simon Group, LLC and Arnold H. Simon, dated as of May 7, 2003.

     99.2 Cash Escrow Agreement, by and among Global Brand Holdings, LLC, Aris Industries, Inc., XOXO Clothing Company, Inc., and Skadden, Arps, Slate, Meagher & Flom LLP, as Escrow Agent, dated as of May 7, 2003.

     99.3         Press release dated May 7, 2003.